Exhibit 10.76

Final Execution Draft
May 21, 2013

*** TEXT OMITTED AND SUBMITTED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST

Crofelemer Product Agreement

(Includes Schedules A to D)

This Product Agreement (this “Product Agreement”) is issued under the Master Manufacturing Services Agreement dated May 21, 2013 between Patheon Pharmaceuticals Inc., and Salix Pharmaceuticals, Inc., (the “Master Agreement”), and is entered into May 21, 2013 (the “Product Effective Date”), between Patheon Pharmaceuticals Inc., a corporation existing under the laws of the State of Delaware, having a principal place of business at 2110 East Galbraith Road, Cincinnati, OH 45237-1625 (“Patheon Party”) and Salix Pharmaceuticals, Inc., a corporation existing under the laws of the State of California, having a principal place of business at 8510 Colonnade Center Drive, Raleigh, NC, 27615 (“Client Party”).

The terms and conditions of the Master Agreement are incorporated herein except to the extent this Product Agreement expressly references a specific provision in the Master Agreement to be modified by this Product Agreement.  All capitalized terms that are used but not defined in this Product Agreement will have the respective meanings given to them in the Master Agreement.

The Schedules to this Product Agreement are incorporated into and will be construed in accordance with the terms of this Product Agreement.

1.                                      Product List and Specifications (See Schedule A attached hereto).

2.                                      Batch Order Quantity, Annual Volume Tiers, and Price (See Schedule B attached hereto)

3.                                      Annual Stability Testing and Validation Activities (if applicable) (See Schedule C attached hereto)

4.                                      Active Materials, Active Materials Credit Value, and Maximum Credit Value (See Schedule D attached hereto)

5.                                      Territory:  United States

6.                                      Manufacturing Site:  Patheon Pharmaceuticals Inc., 2110 East Galbraith Road, Cincinnati, OH 45237-1625

7.                                      Governing Law:  See Section 13.20(a) of the Master Agreement

8.                                      Inflation index for Countries other than the United States:  Not applicable, per Section 4.2(a) of the Master Agreement.

9.                                      Currency:  See Section 1.4 of the Master Agreement

10.                               Initial Set Exchange Rate:  Not applicable, per Section 4.2(d) of the Master Agreement.

11.                               Initial Product Term:  See Section 8.1 of the Master Agreement

12.                               Notices:  See Section 13.9 of the Master Agreement

13.                               Other Modifications to the Master Agreement (per Section 1.2 of the Master Agreement).  The parties agree that they will work together in good faith to minimize any delay in the manufacture and delivery of Product that may result if Client is unable to deliver Active Materials in accordance with the lead times described in Section 2.1(f) of the Master Agreement.  Notwithstanding anything to the contrary in Section 5.1(b) of the Master Agreement or any other provision thereof, the parties agree that, during the first [***] months following validation of the Product, Client will not incur any penalties or additional costs as a result of the rescheduling of manufacture or delivery of Product.  Notwithstanding anything to the contrary in Section 2.1(k) of the Master Agreement, Client will be responsible for reasonable expenses incurred by Patheon as a result of Product rejections prior to release by Patheon and additional Patheon expenses incurred in performing the Manufacturing Services for the Product, in each case that are the result of API or process variability that is not reflected in the unit Price for the Product (as described in the “Key Technical Assumptions” set forth in Schedule B hereto).  Testing that is not otherwise contemplated by the “Key Technical Assumptions” or the other terms of this Product Agreement or the Master Agreement, including extra-stage content uniformity and dissolution testing not otherwise contemplated by the “Key Technical Assumptions” or the other terms of this Product Agreement or the Master Agreement, will be at Client’s expense, except to the extent the additional testing is required because of Patheon’s failure to perform the Manufacturing Services in accordance with the terms of this Product Agreement or the Master Agreement (including because of a laboratory or other manufacturing error), which additional testing will be at Patheon’s expense.

14.                               Required Percentage and Required Period (per Section 2.1 of the Master Agreement):

a)                                     The Required Percentage for a given Year will be, (i) in each of the first two Years of the Product Term, [***]% of Client’s and its Affiliates’ requirements for Product (other than any Authorized Generic Product, but including any Product purchased by Client or its Affiliates for sale to a licensee) offered for sale by Client or its Affiliates, or any licensee of Client or its Affiliates supplied with Product by Client or its Affiliates, in the Territory under NDA 202292, (ii) after the first two Years of the Product Term, [***]% of Client’s and its Affiliates’ requirements for Product (other than any Authorized Generic Product, but including any Product purchased by Client or its Affiliates for sale to a licensee) offered for sale by Client or its Affiliates, or any licensee of Client or Its Affiliates supplied with Product by Client or its Affiliates, in the Territory under NDA 202292 during each Year, and (iii) for each Year during the Product Term in which an Authorized Generic Product is sold in the Territory, [***]% of Client’s and its Affiliates’ requirements (including any Authorized Generic Product purchased by Client or its Affiliates for sale to a licensee) for Authorized Generic

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b)                                     Product offered for sale by Client or its Affiliates or any licensee of Client or its Affiliates supplied with Product by Client or its Affiliates.

For purposes of this Section 14, “Authorized Generic Product” means Product sold by Client or its Affiliates or licensees, either directly or through an authorized distributor, in the United States under NDA 202292 as an unbranded generic equivalent of FULYZAQ.

c)                                      The Required Period will be the Product Term of this Product Agreement.

15.                               Exclusive Arrangement; Right of First Negotiation.

a)                                     During the Exclusivity Period, Patheon will not, nor will it permit any of its Affiliates, employees, officers, directors, agents or principals to, conduct any manufacturing services in respect of, or otherwise participate, directly or indirectly, in the development, formulation, testing, quality assurance, evaluation, or commercialization of, crofelemer or any other product derived from the Croton lechleri plant (either alone or in combination with any other compound or ingredient) for its own account or for any person other than Client or, unless and until Client provides notice to the contrary to Patheon, Glenmark Pharma.  If Client desires to enter into an arrangement for the development and manufacture of a product containing crofelemer in combination with another active pharmaceutical ingredient (a “Combination Product Agreement”) during the Exclusivity Period, Client will provide notice to Patheon of such fact (the “Combination Product Notice”).  Patheon will, during the Exclusivity Period, have a first right of negotiation with respect to entering into a Combination Product Agreement with Client, for a period of 60 days following Patheon’s receipt of the Combination Product Notice.  Such right of first negotiation shall be exercisable by Patheon by notice given to Client within 10 days of the date of the Combination Product Notice.  In the event Patheon exercises its right of first negotiation, the parties will promptly begin to negotiate in good faith with respect to the Combination Product Agreement, but neither party shall have any obligation to enter into any agreement unless the parties are able to agree in writing on mutually acceptable terms and conditions at such time.  During such 60 day period, Client will negotiate exclusively with Patheon and will not pursue negotiations with, nor furnish information regarding the development and manufacturing opportunity to, any third party.  If the parties are unable to conclude such an agreement during such 60 day period, Client will be free from and after the end of such 60 day negotiation period to negotiate and enter into Combination Product Agreements with third parties on terms no more favourable to the third party than those offered to Patheon.

b)                                     For purposes of this Product Agreement,

(i)                                     “Exclusivity Period” means the period of time beginning on the Product Effective Date and ending upon the Generic Launch Date.

(ii)                                  “Generic Launch Date” means the earlier of (A) the date 15 Business Days following the date on which a third party has sold commercial scale quantities of Generic Product in the United States pursuant to a license or authorization from Client or its Affiliates if Client or its Affiliates have not within such 15 Business Day-period commenced the sale of an Authorized Generic Product and (B) the Injunction Failure Date.

(iii)                               “Generic Product” means a product that contains crofelemer and has received marketing approval by the FDA for one of the same indications as the Product through an abbreviated new drug application as defined in 21 U.S.C. 355(j) or an application submitted pursuant to 21 U.S.C. 355(b)(2).

(iv)                              “Injunction Failure Date” means the date 15 Business Days after the Knowledge Date if, as of the end of the 15 Business Day-period, Client has failed to obtain a temporary restraining order or other preliminary injunctive relief enjoining the sale of the relevant Unauthorized Generic Product; provided that unless Client provides written notice to Patheon prior to the fifth Business Day following the Knowledge Date certifying that it is seeking a temporary restraining order or other preliminary injunctive relief in respect of sales of such Unauthorized Generic Product, the Injunction Failure Date shall be the date five (5) Business Days after the Knowledge Date.

(v)                                 “Knowledge Date” means the date on which Client learns or is notified (including by Patheon) of the sale of commercial scale quantities of an Unauthorized Generic Product.

(vi)                              “Unauthorized Generic Product” means a Generic Product sold by a third party in the United States without license or authorization from Client or its Affiliates.

c)                                      Patheon acknowledges that a breach of Section 15(a) may give rise to irreparable injury to Client and that such injury may not be adequately compensated by damages, that the promises contained in Section 15(a) have been given for the benefit of Client, and that, accordingly, Client may seek and obtain injunctive relief against Patheon, without the posting of bond or other security, to prevent the breach or threatened breach of Section 15(a), in addition to any other legal remedies which may be available to Client.

d)                                     Notwithstanding any provision of the Master Agreement to the contrary, the provisions of Sections 10.1 and 10.2(b) thereof will not apply in respect of liability of Patheon for a breach of its commitments made pursuant to this Section 16, and any liability of Patheon for a breach of its commitments made pursuant to this Section 15 will not be taken into account for purposes of determining whether any limitation on liabilities set forth in Section 10.2(b) of the

e)                                      Master Agreement has been met.  The provisions of this Section 15 will survive termination of the Master Agreement and this Product Agreement.

16.                               Maximum Amount (per Section 10.2(b) of      the Master Agreement):  The Maximum Amount for purposes of this Product Agreement will be [***]% of revenues to Patheon under this Product Agreement in the Year in which the obligation arises (or the Year immediately prior to or following the Year in which the obligation arises, if revenues to Patheon are greater in the prior or following Year).

17.                               Product Manufactured Under Patheon Project Proposal # P-CRP-33321-R4.  The parties agree that (a) Product manufactured by Patheon pursuant to Patheon Project Proposal # P-CRP-33321-R4, dated effective November 14, 2012 (the “Existing Product”), will be deemed (i) to have been manufactured pursuant to the terms of the Master Agreement and this Product Agreement as though the Existing Product had been manufactured at a time when the Master Agreement and this Product Agreement had been executed and delivered by the parties and were in full force and effect and (ii) to be subject to the terms of the Master Agreement and this Product Agreement, and that (b) the provisions of Section 9.3 of the Master Agreement will apply with respect to any Existing Product that is determined by the parties to meet applicable validation requirements.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Product Agreement as of the Product Effective Date set forth above.

PATHEON PHARMACEUTICALS INC.

By:	/s/ Dean Wilson

Name:	Dean Wilson

Title:	VP-Corporate Controller

SALIX PHARMACEUTICALS, INC.

By:	/s/ Rick Scruggs

Name:	Rick Scruggs

Title:	EVP of Business Development

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SCHEDULE A

PRODUCT LIST AND SPECIFICATIONS

Product List

Crofelemer 125 mg tablets

Specifications

Prior to the start of commercial manufacturing of Product under this Agreement, Client will give Patheon the originally executed copies of the Specifications as approved by the applicable Regulatory Authority.  If the Specifications received are subsequently amended, then Client will give Patheon the revised and originally executed copies of the revised Specifications.  Upon acceptance of the revised Specifications, Patheon will give Client a signed and dated receipt indicating Patheon’s acceptance of the revised Specifications.

Final Execution
Draft May 21, 2013

SCHEDULE B

MINIMUM ORDER QUANTITY, ANNUAL VOLUME, AND PRICE

Manufacturing and Packaging Prices

Pricing includes the cost of labour, overhead, raw materials, packaging components and QC testing.

Validation Batch (35kg)

		Minimum	Price per 60’s Bottle
Product	Annual Quantity (Bottles)	Ordering Quantity (Bottles)	Material Price	Conversion Price	Full Service Price
Crofelemer 125mg Tablet Single Validation Batch	[***]	[***]	[***]	[***]	[***]
Crofelemer 125mg tablet 3 Consecutive Validation Batches	[***]	[***]	[***]	[***]	[***]

Small Scale Batch (35kg)

		Small Scale	Minimum	Price per 60’s Bottle
Product	Small Scale Tier	Batch Campaigns per Year	Ordering Quantity (Bottles)	Material Price	Conversion Price	Full Service Price
Crofelemer 125mg Tablet	1	1	[***]	[***]	[***]	[***]
Crofelemer 125mg Tablet	1	2	[***]	[***]	[***]	[***]

Crofelemer 125mg Tablet	2	1	[***]	[***]	[***]	[***]
Crofelemer 125mg Tablet	2	2	[***]	[***]	[***]	[***]
Crofelemer 125mg Tablet	2	3	[***]	[***]	[***]	[***]

Crofelemer 125mg Tablet	3	1	[***]	[***]	[***]	[***]
Crofelemer 125mg Tablet	3	2	[***]	[***]	[***]	[***]
Crofelemer 125mg Tablet	3	3	[***]	[***]	[***]	[***]
Crofelemer 125mg Tablet	3	4	[***]	[***]	[***]	[***]
Crofelemer 125mg Tablet	3	5	[***]	[***]	[***]	[***]

Crofelemer 125mg Tablet	4	1	[***]	[***]	[***]	[***]
Crofelemer 125mg Tablet	4	2	[***]	[***]	[***]	[***]
Crofelemer 125mg Tablet	4	3	[***]	[***]	[***]	[***]

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Large Scale Batch (105kg)

		Large Scale	Minimum	Price per 60’s Bottle
Product	Large Scale Tier	Batch Campaigns per Year	Ordering Quantity (Bottles)	Material Price	Conversion Price	Full Service Price
Crofelemer 125mg Tablet	1	1	[***]	[***]	[***]	[***]

Crofelemer 125mg Tablet	2	1	[***]	[***]	[***]	[***]
Crofelemer 125mg Tablet	2	2	[***]	[***]	[***]	[***]
Crofelemer 125mg Tablet	2	3	[***]	[***]	[***]	[***]

Crofelemer 125mg Tablet	3	1	[***]	[***]	[***]	[***]
Crofelemer 125mg Tablet	3	2	[***]	[***]	[***]	[***]
Crofelemer 125mg Tablet	3	3	[***]	[***]	[***]	[***]
Crofelemer 125mg Tablet	3	4	[***]	[***]	[***]	[***]

Note: Refer to ‘Campaign Assumptions’, for additional detail on the manufacturing and packaging batch campaigns assumed in this proposal.

Key Technical Assumptions

Below are listed the main assumptions that were utilized by Patheon for quoting this product. Should any of the assumptions change, then the prices will be revised accordingly.

Manufacturing Assumptions

1.1                               The manufacturing process at Patheon will closely follow the process information provided by Salix and work performed to-date at the site.

1.2                               The core tablet weight and manufacturing batch sizes proposed by Patheon are summarized in the following table.

Crofelemer 125mg Tablets
Parameter	Small Scale	Large Scale
Tablet weight (mg)	[***]	[***]
Batch size at Patheon (tablets)	[***]	[***]
Batch size at Patheon (Kg)	[***]	[***]

1.3                               Large scale manufacturing assumes Salix will continue to supply Crofelemer Milled Prep with no additional API milling required by Patheon.

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1.4                               Small scale batches will be manufactured in the PDS area and large scale batches will manufactured at commercial scale.

1.5                               The following manufacturing equipment train is proposed for Crofelemer Tablets.

Equipment
Process Step	(Small Scale 35 kg Batch)	(Large Scale 105 kg Batch)
Blend/Lubricate	[***]	[***]
Compress	[***]	[***]
Coat	[***]	[***]
Print	[***]	[***]

Campaign Assumptions

The pricing outlined in the ‘Pricing Table’, reflects the campaigns listed below.

Product Description	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottle per Packaging Campaign
Crofelemer 125mg Tablet - Single Validation Batch	1	1	[***]
Crofelemer 125mg Tablet - 3 Consecutive Validation Batches	3	3	[***]

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Small Scale Batch (35kg)

Product Description	Tier	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottle per Packaging Campaign
Crofelemer 125mg Tablet	1	1	1	[***]
Crofelemer 125mg Tablet	1	2	2	[***]
Crofelemer 125mg Tablet	2	1	1	[***]
Crofelemer 125mg Tablet	2	2	2	[***]
Crofelemer 125mg Tablet	2	3	3	[***]
Crofelemer 125mg Tablet	3	1	1	[***]
Crofelemer 125mg Tablet	3	2	2	[***]
Crofelemer 125mg Tablet	3	3	3	[***]
Crofelemer 125mg Tablet	3	4	4	[***]
Crofelemer 125mg Tablet	3	5	5	[***]
Crofelemer 125mg Tablet	4	1	1	[***]
Crofelemer 125mg Tablet	4	3	3	[***]

Large Scale Batch (35kg)

Product Description	Tier	Manufacturing Campaign (Batches)	Packaging Campaign (Batches)	Bottle per Packaging Campaign
Crofelemer 125mg Tablet	1	1	1	[***]
Crofelemer 125mg Tablet	2	1	1	[***]
Crofelemer 125mg Tablet	2	2	2	[***]
Crofelemer 125mg Tablet	2	3	3	[***]
Crofelemer 125mg Tablet	3	1	1	[***]
Crofelemer 125mg Tablet	3	2	2	[***]
Crofelemer 125mg Tablet	3	3	3	[***]
Crofelemer 125mg Tablet	3	4	4	[***]

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Packaging Assumptions

Crofelemer Tablets will be packaged into the configuration listed in the table below.

60ct Bottles
60ml HDPE round bottle, WM square, 38mm
38mm COPYRIGHT, induction seal
Label, 3 color, 1.125” x 4875”
Topsert
Shipper label (in house)
pallet, ISPM 15 standard, 48” x 40”
slip sheet, fiber 44” x 52”

1.1.                            Validation batches are assumed to be britestocked and secondary packaged as a two-step process.

1.2.                            Material pricing is driven by different label and topsert costs for various tiers.

1.3.                            The packaging component specifications assumed in this proposal have been estimated by Patheon. Changes to the specifications will result in review of the final pricing outlined within this proposal.

Testing Assumptions

1.1.                            Testing for raw materials, packaging components and finished product are based on information provided by Salix and Patheon’s best estimates.

1.2.                            Patheon will test each Incoming batch of API for an estimated total of 36 tests per year.

1.3.                            Patheon will perform API testing for appearance, ID which includes Assay (gradient HPLC) and IR spectrum. All other test results for the API will be reported on a batch-specific Certificate of Analysis.

1.4.                            Finished product release testing includes single analysis of each Appearance, Water Content, ID, Dissolution HPLC Profile — two stage, Content Uniformity, Assay, Related Substance, Acid Resistance, Dissolution (single stage), Acid Hydrolysis, Oligomer Composition, and Micro.

1.5.                            It is assumed that QC test methods are fully validated and robust.

1.6.                            Testing labour may be subject to change after the final agreement on testing specifications and requirements.

The following cost items are included in the Price for the Products:

•                                          Product manufactured and packaged under the Agreement

•                                          Standard certificate of analysis (“CON’)

•                                          Standard certificate of compliance (“COC”)

•                                          GMP required retention samples

•                                          Copies of deviation reports

•                                          Batch Production Records (“BPR”)/Lot Packaging Records (“LPR”) copies for validation batches, first ten commercial batches, and one commercial batch per Year thereafter

•                                          One label copy change per Year

•                                          BPR/LPR changes [one change per Year]

•                                          Common HPLC/GC columns, reagents, and lab supplies

•                                          Copy of the Annual Product Review Report

•                                          Product Approval Inspection (‘PAI”) and copy of FDA Report

•                                          Simple, routine statistical review

•                                          Storage of Production Test Record (“PTR”) batches and other experimental batches for three months

•                                          Storage of registration batches and other experimental batches for two years or until Product approval, whichever comes first

•                                          Routine sampling and analysis as part of Product manufacture and release

•                                          Warehousing of equipment, raw materials, API, and finished goods for normal commercial supply

Final Execution Draft
May 21, 2013

SCHEDULE C

ANNUAL STABILITY TESTING

Patheon and Client will agree in writing on any stability testing to be performed by Patheon on the Products.  This agreement will specify the commercial and Product stability protocols applicable to the stability testing and the fees payable by Client for this testing. Estimated stability fees are as follows.

SCHEDULE D

ACTIVE MATERIALS

Active Materials	Supplier
Crofelemer	•

ACTIVE MATERIALS CREDIT VALUE

The Active Materials Credit Value will be as follows:

PRODUCT	ACTIVE MATERIALS	ACTIVE MATERIALS CREDIT VALUE
Crofelemer	Crofelemer	Client’s actual cost for Materials not to exceed $[***] per kilogram

MAXIMUM CREDIT VALUE

Patheon’s liability for Active Materials calculated in accordance with Section 2.2 of the Master Agreement for the Product in a Year will not exceed, in the aggregate, the maximum credit value set forth below:

PRODUCT	MAXIMUM CREDIT VALUE
Crofelemer	[***] % of revenues per Year to Patheon under this Product Agreement, up to a maximum of $[***] in the aggregate per Year.

[End of Product Agreement]

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